Marketable Securities:	12 Months Ended
Dec. 31, 2014
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	December 31,	December 31,
	2014	2013
Fair value at beginning of year	$318,442	$723,449
Dispositions, at cost	-	(12,500)
Realized (gain) loss	-	4,039
Impairment loss	(162,479)	(178,250)
Increase (decrease) in market value	19,578	(218,296)
Fair value at balance sheet date	$175,541	$318,442

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of December 31, 2014 and 2013, marketable securities had a cost basis of $158,537 and $321,016, respectively.